Exhibit 99.2
HLTH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2009	2008
		(a)
Revenue	$90,264	$80,650
Costs and expenses:
Cost of operations	36,565	30,927
Sales and marketing	27,561	25,149
General and administrative	21,848	20,849
Depreciation and amortization	7,103	6,775
Interest income	2,262	11,936
Interest expense	6,536	6,525
Gain on repurchases of convertible notes	6,647	—
Gain on sale of EBS Master LLC	—	538,024
Impairment of auction rate securities	—	60,108
Other expense, net	269	4,144

(Loss) income from continuing operations before income tax (benefit) provision	(709)	476,133
Income tax (benefit) provision	(1,217)	25,602
Equity in earnings of EBS Master LLC	—	4,007

Consolidated income from continuing operations	508	454,538
Consolidated income from discontinued operations, net of tax	517	3,057

Consolidated net income before noncontrolling interest	1,025	457,595
(Income) loss attributable to noncontrolling interest	(610)	3,845

Net income attributable to HLTH stockholders	$415	$461,440

Amounts attributable to HLTH stockholders:
(Loss) income from continuing operations	$(194)	$458,322
Income from discontinued operations	609	3,118

Net income attributable to HLTH stockholders	$415	$461,440

Basic (loss) income per common share:
(Loss) income from continuing operations	$(0.00)	$2.52
Income from discontinued operations	0.00	0.01

Net income attributable to HLTH stockholders	$0.00	$2.53

Diluted (loss) income per common share:
(Loss) income from continuing operations	$(0.00)	$2.03
Income from discontinued operations	0.00	0.01

Net income attributable to HLTH stockholders	$0.00	$2.04

Weighted-average shares outstanding used in computing (loss) income per common share:
Basic	101,748	182,175

Diluted	101,748	228,159

(a)	The consolidated financial statements for the three months ended March 31, 2008 have been adjusted to reflect (i) the required adoption, effective January 1, 2009, of Financial Accounting Standards Board’s Staff Position APB Opinion No. 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” and (ii) the reclassification of WebMD’s Little Blue Book print directory business to discontinued operations.

HLTH CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2009	2008
Revenue		(d)
WebMD:
Advertising and sponsorship	$65,428	$56,482
Licensing	22,975	21,923
Print	1,861	2,245

	$90,264	$80,650

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”) (a)
WebMD	$18,688	$16,332
Corporate	(3,427)	(5,059)

	15,261	11,273

Adjusted EBITDA per diluted common share (b)	$0.15	$0.05

Interest, taxes, non-cash and other items (c)
Interest income	2,262	11,936
Interest expense	(6,536)	(6,525)
Income tax benefit (provision)	1,217	(25,602)
Depreciation and amortization	(7,103)	(6,775)
Non-cash stock-based compensation	(9,154)	(5,940)
Non-cash advertising	(1,753)	(1,558)
Gain on repurchases of convertible notes	6,647	—
Equity in earnings of EBS Master LLC	—	4,007
Gain on sale of EBS Master LLC	—	538,024
Impairment of auction rate securities	—	(60,108)
Other expense, net	(333)	(4,194)

Consolidated income from continuing operations	508	454,538
Consolidated income from discontinued operations, net of tax	517	3,057

Consolidated net income before noncontrolling interest	1,025	457,595
(Income) loss attributable to noncontrolling interest	(610)	3,845

Net income attributable to HLTH stockholders	$415	$461,440

Amounts attributable to HLTH stockholders:
(Loss) income from continuing operations	$(194)	$458,322
Income from discontinued operations	609	3,118

Net income attributable to HLTH stockholders	$415	$461,440

Basic (loss) income per common share:
(Loss) income from continuing operations	$(0.00)	$2.52
Income from discontinued operations	0.00	0.01

Net income attributable to HLTH stockholders	$0.00	$2.53

Diluted (loss) income per common share:
(Loss) income from continuing operations	$(0.00)	$2.03
Income from discontinued operations	0.00	0.01

Net income attributable to HLTH stockholders	$0.00	$2.04

Weighted-average shares outstanding used in computing (loss) income per common share:
Basic	101,748	182,175

Diluted	101,748	228,159

(a)	See Annex A-Explanation of Non-GAAP Financial Measures.

(b)	Adjusted EBITDA per diluted common share is based on the weighted-average shares outstanding used in computing diluted (loss) income per common share.

(c)	Reconciliation of Adjusted EBITDA to consolidated income from continuing operations.

(d)	The consolidated financial statements for the three months ended March 31, 2008 have been adjusted to reflect (i) the required adoption, effective January 1, 2009, of Financial Accounting Standards Board’s Staff Position APB Opinion No. 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” and (ii) the reclassification of WebMD’s Little Blue Book print directory business to discontinued operations.

HLTH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	March 31,	December 31,
	2009	2008
		(a)
Assets
Cash and cash equivalents	$552,483	$629,848
Accounts receivable, net	90,835	93,082
Prepaid expenses and other current assets	44,551	44,740
Assets of discontinued operations	129,253	131,350

Total current assets	817,122	899,020

Investments	275,885	288,049
Property and equipment, net	56,492	56,633
Goodwill	202,104	202,104
Intangible assets, net	30,570	32,328
Other assets	21,918	23,600

Total Assets	$1,404,091	$1,501,734

Liabilities and Stockholders’ Equity
Accrued expenses	$33,849	$54,595
Deferred revenue	84,574	79,613
Due to broker for repurchases of convertible notes	8,484	—
Liabilities of discontinued operations	98,506	100,771

Total current liabilities	225,413	234,979

1.75% convertible notes	273,483	350,000
3 1/8% convertible notes, net of discount of $31,799 at March 31, 2009 and $35,982 at December 31, 2008	250,201	264,018
Other long-term liabilities	19,899	21,816

HLTH stockholders’ equity	494,004	496,698
Noncontrolling interest in WHC	141,091	134,223

Stockholders’ equity	635,095	630,921

Total Liabilities and Stockholders’ Equity	$1,404,091	$1,501,734

(a)	The consolidated financial statements as of December 31, 2008 have been adjusted to reflect (i) the required adoption, effective January 1, 2009, of Financial Accounting Standards Board’s Staff Position APB Opinion No. 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” and (ii) the reclassification of WebMD’s Little Blue Book print directory business to discontinued operations.

HLTH CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Three Months Ended
	March 31,
	2009	2008
		(a)
Cash flows from operating activities:
Net income attributable to HLTH stockholders	$415	$461,440
Adjustments to reconcile net income attributable to HLTH stockholders to net cash (used in) provided by operating activities:
Consolidated income from discontinued operations, net of tax	(517)	(3,057)
Depreciation and amortization	7,103	6,775
Income (loss) attributable to noncontrolling interest	610	(3,845)
Equity in earnings of EBS Master LLC	—	(4,007)
Non-cash interest expense	2,799	2,661
Non-cash advertising	1,753	1,558
Non-cash stock-based compensation	9,154	5,940
Deferred income taxes	(2,604)	5,132
Gain on repurchases of convertible notes	(6,647)	—
Gain on sale of EBS Master LLC	—	(538,024)
Impairment of auction rate securities	—	60,108
Changes in operating assets and liabilities:
Accounts receivable	2,247	10,449
Prepaid expenses and other, net	(1,224)	17,493
Accrued expenses and other long-term liabilities	(20,741)	10,479
Deferred revenue	4,961	11,231

Net cash (used in) provided by continuing operations	(2,691)	44,333
Net cash provided by (used in) discontinued operations	2,001	(1,966)

Net cash (used in) provided by operating activities	(690)	42,367

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	600	104,518
Purchases of available-for-sale securities	—	(177,150)
Purchases of property and equipment	(5,309)	(2,651)
Proceeds related to the sales of EBS Master LLC, EPS and ACS/ACP, net of fees	250	598,935
Other	—	1,195

Net cash (used in) provided by continuing operations	(4,459)	524,847
Net cash used in discontinued operations	(829)	(1,449)

Net cash (used in) provided by investing activities	(5,288)	523,398

Cash flows from financing activities:
Proceeds from issuance of HLTH and WHC common stock	7,041	1,777
Repurchases of convertible notes	(78,183)	—

Net cash (used in) provided by continuing operations	(71,142)	1,777
Net cash used in discontinued operations	—	(46)

Net cash (used in) provided by financing activities	(71,142)	1,731
Effect of exchange rates on cash	(245)	1,753

Net (decrease) increase in cash and cash equivalents	(77,365)	569,249
Cash and cash equivalents at beginning of period	629,848	536,879

Cash and cash equivalents at end of period	$552,483	$1,106,128

(a)	The consolidated financial statements for the three months ended March 31, 2008 have been adjusted to reflect (i) the required adoption, effective January 1, 2009, of Financial Accounting Standards Board’s Staff Position APB Opinion No. 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” and (ii) the reclassification of WebMD’s Little Blue Book print directory business to discontinued operations.